Mail to: PO Box 308 Trenton, NJ 08646

STATE OF NEW JERSEY
DIVISION OF REVENUE

Overnight to: 33 West State St 3rd Floor Trenton, NJ 08608-1001

DP

FILED

FEB 26 2008

STATE TREASURER

"EKKREGISTER" **PUBLIC RECORDS FILING FOR NEW BUSIN**

Fill out all information below INCLUDING INFORMATION FOR ITEM 11, and sign in this form constitutes your original certificate of incorporation/formation/registration/such form is considered public. Refer to the instructions for delivery/return options, filing fee remit the appropriate fee amount. Use attachments if more space is required for any field, or if you ...

1. Business Name: HEALTHCARE CORPORATION OF AMERICA

0100989709

2. Type of Business Entity: D P ___ (See Instructions for Codes, Page 21, Item 2)

3. Business Purpose: Health Benefit Industry (See Instructions, Page 22, Item 3)

4. Stock (Domestic Corporations only; LLCs and Non-Profit leave blank): 35,000,000 Common Stock, no par value

5. Duration (If indefinite or Perpetual, leave blank): perpetual

6. Date of Formation/Incorporation (Foreign Entities Only):

7. Date of Formation/Incorporation (Foreign Entities Only):

8. Contact Information:

Registered Agent Name: Joseph Drucker

Registered Office: (Must be a New Jersey street address)

Street: 43 Sawgrass Street

City: Jackson Zip: 08527

Main Business or Principal Business Address:

Street: 36 Kevin Drive

City: Flanders State: NJ Zip: 07836

9. Management (Domestic Corporations and Limited Partnerships Only)

- For-Profit and Professional Corporations list initial Board of Directors, minimum of 1;
- Domestic Non-Profits list Board of Trustees, minimum of 3;
- Limited Partnerships list all General Partners.

Name	Street Address	City	State	Zip
Gary Sekulski	36 Kevin Drive	Flanders	NJ	07836
Joseph Drucker	43 Sawgrass Street	Jackson	NJ	08527

The signature below certify that the business entity has complied with all applicable filing requirements pursuant to the laws of the State of New Jersey.

10. Incorporators (Domestic Corporations Only, minimum of 1)

Name	Street Address	City	State	Zip
Gary Sekulski	36 Kevin Drive	Flanders	NJ	07836
Joseph Drucker	43 Sawgrass Street	Jackson	NJ	08527

Signature(s) for the Public Record (See Instructions for Information on Signature Requirements)

Name	Title	Date
Gary Sekulski	Incorporator	2/26/08
Joseph Drucker	Incorporator	2/26/08

S1973515 - T3173481